UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2) )
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Halozyme Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box) :

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐              Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

March 21, 2005
Dear Stockholder:
      This year’s annual meeting of stockholders will be held on Thursday, April 21, 2005, at 10:00 a.m. local time, in the Coronado room at the San Diego Marriott Hotel, 11966 El Camino Real, San Diego 92130. You are cordially invited to attend.
      The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, follow this letter.
      It is important that you use this opportunity to take part in the affairs of Halozyme Therapeutics, Inc. by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.
      A copy of Halozyme’s Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review Halozyme’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

Jonathan E. Lim, M.D.

President and Chief Executive Officer,
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
HISTORICAL NOTE
SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF THE HALOZYME THERAPEUTICS, INC. 2004 STOCK PLAN
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
APPENDIX A
APPENDIX B
APPENDIX C

11588 Sorrento Valley Road, Suite 17
San Diego, California 92121
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 21, 2005
TO OUR STOCKHOLDERS:
      Notice is hereby given that the annual meeting of the stockholders of Halozyme Therapeutics, Inc., a Nevada corporation, will be held on April 21, 2005, at 10:00 a.m. local time, in the Coronado room at the San Diego Marriott Hotel located at 11966 El Camino Real, San Diego 92130, for the following purposes:

1. To elect two Class I directors, one Class II director and two Class III directors, to hold office for three, one and two-year terms respectively until their successors are elected and qualified. The Board of Directors has nominated Kenneth J. Kelley and Jonathan E. Lim for election as the Class I directors, John S. Patton for election as the Class II director and Robert L. Engler and Gregory I. Frost for election as the Class III directors.

2. To consider a proposal to approve our 2004 Stock Plan and to reserve an aggregate of 10,000,000 shares of our Common Stock for issuance under our existing 2001 Stock Plan and the 2004 Stock Plan.

3. To consider a proposal to ratify the appointment of Cacciamatta Accountancy Corporation as our independent auditors for the fiscal year ending December 31, 2005.

4. To transact such other business as may properly come before the meeting.
      Stockholders of record at the close of business on March 18, 2005 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement.

David A. Ramsay

Chief Financial Officer and Secretary
San Diego, California
March 21, 2005
IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
      The accompanying proxy is solicited by the Board of Directors of Halozyme Therapeutics, Inc., a Nevada corporation, for use at its annual meeting of stockholders to be held on April 21, 2005, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about March 21, 2005.
HISTORICAL NOTE
      Halozyme Therapeutics, Inc. is the product of the March 11, 2004, merger between DeliaTroph Pharmaceuticals, Inc. (“DeliaTroph”), a private biopharmaceutical company, and Global Yacht Services, Inc. (“Global”), a publicly traded yacht chartering and sales company. In the merger, Global issued Common Stock to the former shareholders of DeliaTroph in exchange for all of their interests in DeliaTroph. Although Global conducted limited operations prior to the merger and was the parent entity of DeliaTroph following the merger, the former shareholders of DeliaTroph held approximately 90% of the outstanding voting interest in the combined enterprise immediately after the merger. DeliaTroph’s management and Board of Directors assumed operational control of Global immediately following the merger and Global changed its name to Halozyme Therapeutics, Inc. The historical operations of Global ceased in connection with the merger and the historical operations of DeliaTroph continued. The merger has been treated as a re-capitalization of DeliaTroph for accounting purposes and the historical and financial information presented here and in our Annual Report reflects the pre-merger activities of DeliaTroph and does not include information relating to the activities of Global prior to the merger unless otherwise indicated.
SOLICITATION AND VOTING
      Voting Securities. Only stockholders of record as of the close of business on March 18, 2005, will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had approximately 49,790,342 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.
      Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include adoptions of, and amendments to, stock plans.
      Solicitation of Proxies. We will bear the entire cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our stockholders, although we do not currently plan on retaining such a proxy solicitor.
      Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Halozyme a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.
PROPOSAL NO. 1
ELECTION OF DIRECTORS
      The term of each current member of our Board of Directors expires on the date of the upcoming annual meeting. In December of 2004, we adopted a classified Board of Directors through an amendment to our Bylaws that consists of two Class I directors, one Class II director and two Class III directors, that will serve until the annual meetings of stockholders to be held in 2008, 2006 and 2007, respectively, and until their respective successors are duly elected and qualified. At each future annual meeting of stockholders, directors will be elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates.
      Management’s Class I nominees for election by the stockholders are Kenneth J. Kelley and Jonathan E. Lim. Both Mr. Kelley and Dr. Lim are current members of our Board of Directors and, if elected, they will serve as directors until our annual meeting of stockholders in 2008 and until their successors are elected and qualified. If either nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
      Management’s Class II nominee for election by the stockholders is John S. Patton. Dr. Patton is a current member of our Board of Directors and, if elected, he will serve as a director until our annual meeting of stockholders in 2006 and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
      Management’s Class III nominees for election by the stockholders are Robert L. Engler and Gregory I. Frost. Both Dr. Engler and Dr. Frost are current members of our Board of Directors and, if elected, they will serve as directors until our annual meeting of stockholders in 2007 and until their successors are elected and qualified. If either nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
      If a quorum is present and voting, the two nominees for Class I directors receiving the highest number of votes will be elected as the Class I directors, the one nominee for Class II director receiving the highest number of votes will be elected as the Class II director and the two nominees for Class III directors receiving the highest number of votes will be elected as the Class III directors. Abstentions and broker non-votes have no effect on the vote.

      The Board of Directors recommends a vote “FOR” each of the nominees named above.
      The following table sets forth background information for each of the Class I, Class II and Class III nominees to be elected at this meeting, including their ages as of December 31, 2004:

			Director
Name	Principal Occupation	Age	Since

Class I directors nominated for election at the 2005 annual meeting of stockholders, to serve until the 2008 annual meeting:
Kenneth J. Kelley	Managing Director, K2 Bioventures	46	2004
Jonathan E. Lim, M.D.	Chief Executive Officer, Halozyme	33	2003
Class II director nominated for election at the 2005 annual meeting of stockholders, to serve until the 2006 annual meeting:
John S. Patton, Ph.D.	Chief Scientific Officer, Nektar Therapeutics	57	2000
Class III directors nominated for election at the 2005 annual meeting of stockholders, to serve until the 2007 annual meeting:
Robert L. Engler, M.D.	Professor Emeritus,	60	2004
	University of California, San Diego
Gregory I. Frost, Ph.D.	Chief Scientific Officer, Halozyme	33	1999
      Kenneth J. Kelley. Mr. Kelley brings over 20 years of entrepreneurial, venture capital, operational and technical biotechnology experience to Halozyme. Mr. Kelley has been the managing director of K2 Bioventures, a biomedical startup consulting company, since July 2004. From April 2002 through June 2004, Mr. Kelley was a General Partner at Latterell Venture Partners, where he made investments in early stage biotechnology and medical device startups. Mr. Kelley founded IntraBiotics Pharmaceuticals in January 1994 and over eight years served as CEO, Director and Chairman. Earlier, Mr. Kelley was an Associate at Institutional Venture Partners (IVP), where he participated in the financing of twenty biotech and medical companies, fifteen of which became public companies. Prior to IVP, he was a consultant for McKinsey & Company and a scientist at Integrated Genetics (acquired by Genzyme). Mr. Kelley earned an M.B.A. from Stanford University and a B.A. in biochemical sciences from Harvard University. Mr. Kelley is the chairman of both our Audit Committee and Compensation Committee.
      Jonathan E. Lim, M.D.. Dr. Lim joined Halozyme in 2003 and has served as Halozyme’s President and Chief Executive Officer since that time. From 2001 to 2003, Dr. Lim was a management consultant at McKinsey & Company, where he specialized in the health care industry, serving a wide range of start-ups to Fortune 500 companies in the biopharmaceutical, medical products, and payor/provider segments. From 1999 to 2001, Dr. Lim was a recipient of a National Institutes of Health Postdoctoral Fellowship, during which time he conducted clinical outcomes research at Harvard Medical School. He has published articles in peer-reviewed medical journals such as the Annals of Surgery and the Journal of Refractive Surgery. Dr. Lim’s prior experience also includes two years of clinical training in general surgery at the New York Hospital-Cornell Medical Center and Memorial Sloan-Kettering Cancer Center; Founder and President of a health care software company; Founding Editor-in-Chief of the McGill Journal of Medicine; and basic science and clinical research at the Salk Institute for Biological Studies and Massachusetts Eye and Ear Infirmary. Dr. Lim is currently a California–licensed physician and member of the strategic planning committee of the American Medical Association. He earned his B.S., with honors, and M.S. degrees in molecular biology from Stanford University, his M.D. degree from McGill University, and his M.P.H. degree in health care management from Harvard University. Dr. Lim is the chairman of our Board of Directors.
      John S. Patton, Ph.D. Dr. Patton is co-Founder and Vice President, Research of Nektar Therapeutics (Nasdaq-NKTR) (formerly Inhale Therapeutic Systems) and has served as Chief Scientific Officer since November 2001 and as a director since July 1990. He is an expert in the delivery of peptides and proteins. Before co-founding Inhale, Dr. Patton led the drug delivery group at Genentech, Inc., where he demonstrated the feasibility of systemic delivery of large molecules through the lungs. Prior to joining Genentech, Inc., he was a tenured professor at the University of Georgia. He has published a wide range of articles and has presented his work in national and international arenas. Dr. Patton received his Ph.D. in Biology from the University of California, San Diego, and held post-doctoral positions in biomedicine at Harvard Medical School and the University of Lund in Sweden. Dr. Patton also chairs our Scientific and Clinical Advisory Board.
      Robert L. Engler, M.D. Dr. Engler spent his career as a Cardiologist at the Veterans Affairs Medical Center and the University of California, San Diego, where he retired as Professor Emeritus in 2001. While at the Veterans Affairs Medical Center, Dr. Engler served as Associate Chief of Staff and Chief of Research and was an attending physician, in addition to running an active cardiovascular research laboratory. His research and clinical work led to the founding of two successful biotechnology companies: Gensia, Inc., and Collateral Therapeutics, Inc. He also founded and served as President of the Veterans Medical Research Foundation. Dr. Engler graduated from Georgetown Medical School. Dr. Engler is the chairman of our Nominating and Governance Committee.
      Gregory I. Frost, Ph.D. Dr. Frost joined Halozyme in 1999 and has spent more than ten years researching the hyaluronidase family of enzymes. From 1998 to 1999, he was a Senior Research Scientist at the Sidney Kimmel Cancer Center (SKCC), where he focused much of his work developing the hyaluronidase technology. Prior to SKCC, his research in the Department of Pathology at the University of California, San Francisco, led directly to the purification, cloning, and characterization of the human hyaluronidase gene family, and the discovery of several metabolic disorders. He has authored 13 scientific peer-reviewed and invited articles in the Hyaluronidase field and is an inventor on numerous patents. Dr. Frost’s prior experience includes serving as a scientific consultant to a number of biopharmaceutical companies, including Q-Med (SE), Biophausia AB (SE), and Active Biotech (SE). Dr. Frost is registered to practice before the U.S. Patent Trademark Office, and earned his B.A. in biochemistry and molecular biology from the University of California, Santa Cruz, and his Ph.D. in the department of Pathology at the University of California, San Francisco, where he was an ARCS-Scholar. Dr. Frost has been our Chief Scientific Officer since December 2002 and prior to that time he served as our Vice President, Research.
      The Board of Directors has determined that, other than Drs. Lim and Frost, each of the members of the Board of Directors is an independent director for purposes of the listing requirements of the American Stock Exchange.
Board Meetings and Committees
      The Board of Directors held ten meetings during the fiscal year ended December 31, 2004. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.
      Audit Committee. The members of the Audit Committee are Kenneth J. Kelley (Chairman), Robert L. Engler and John S. Patton. Each of the members of the Audit Committee satisfy the independence requirements established by the rules of the American Stock Exchange. Mr. Kelley is an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the function of the Audit Committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee held five meetings during the fiscal year ended December 31, 2004.
      Compensation Committee. The members of the Compensation Committee are Kenneth J. Kelley (Chairman), Robert L. Engler and John S. Patton. Each of the members of the Compensation Committee satisfy the independence requirements established by the rules of the American Stock Exchange. The primary purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation and benefits of our executive officers. The Compensation Committee recommends the salary and bonus earned by the Chief Executive Officer, reviews and approves salary and bonus levels for other executive officers, approves stock option grants to executive officers and other employees and approves all employment and severance agreements. The Compensation Committee held three meetings during the fiscal year ended December 31, 2004.
      Nominating and Governance Committee. The members of the Nominating and Governance Committee are Robert L. Engler (Chairman) and Kenneth J. Kelley. Each of the members of the Nominating and Governance Committee satisfy the independence requirements established by the rules of the American Stock Exchange. The primary responsibilities of the Nominating and Governance Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend applicable corporate governance principles, codes of conduct and compliance mechanisms, and (vi) provide oversight in the evaluation of the Board and each committee. The Nominating and Governance Committee held three meetings during the fiscal year ended December 31, 2004.
      The Nominating and Governance Committee’s goal is to assemble a Board of Directors that brings a variety of perspectives and skills derived from high quality business and professional experience. There are no stated minimum criteria for director nominees, but the Nominating and Governance Committee believes that at least one member of the Board meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board meet the definition of “independent director” under the rules of the American Stock Exchange. The Nominating and Governance Committee also believes it appropriate for certain key members of management to participate as members of the Board.
      When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by our stockholders, the Nominating and Governance Committee will review the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest, existing time commitments and the ability to act in the interests of all stockholders. Once a potential qualified candidate is identified, one or more members of the Nominating and Governance Committee will interview that candidate. The committee may also ask the candidate to meet with non-committee members of the Board and/or members of management and, if the committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate to the full Board.
      Pursuant to the terms of its charter, the Nominating and Governance Committee will consider qualified director candidates suggested by our stockholders. Stockholders may recommend individuals for the Nominating and Governance Committee to consider as potential director candidates by submitting the candidate’s name, contact information and biographical information in writing to the “Halozyme Nominating and Governance Committee” c/o Corporate Secretary, 11588 Sorrento Valley Road, Suite 17, San Diego, California 92121. The biographical information and background materials will be forwarded to the Nominating and Governance Committee for its review and consideration. The committee’s review of candidates identified by our stockholders is essentially identical to the review process for candidates identified by the committee. The Nominating and Governance Committee will review periodically whether a more formal policy regarding stockholder nominations should be adopted. In addition to the process discussed above regarding the consideration of the Nominating and Governance Committee of candidates suggested by our stockholders, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders.
Communications with Directors
      Any stockholder who desires to contact any members of our Board of Directors may do so by writing to: Board of Directors, c/o Corporate Secretary, 11588 Sorrento Valley Road, Suite 17, San Diego, California 92121. Communications received in writing are distributed to the Chairman of the Board or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. Alternatively, any stockholder who desires to contact an independent member of our Board of

Directors directly, may contact the Chairman of our Audit Committee, Kenneth J. Kelley, electronically by sending an email to the following address: kkelley@halozyme.com.
Director Attendance at Annual Meetings
      Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. We did not have an annual meeting of stockholders in 2004.
Committee Charters
      The Board has adopted a charter for each of the committees described above and we plan on making links to these charters available on our website in the future. Copies of the charters for the Nominating and Governance Committee and Audit Committee are attached to this Proxy Statement as Appendix A and Appendix B, respectively.
Code of Ethics
      The Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors. A copy of our Code of Conduct and Ethics is currently available on our website, www.halozyme.com. Please note that the information on our website is not incorporated by reference in this Proxy Statement.
PROPOSAL NO. 2
APPROVAL OF THE HALOZYME THERAPEUTICS, INC.
2004 STOCK PLAN
      At the annual meeting, the stockholders will be asked to approve the Halozyme Therapeutics, Inc. 2004 Stock Plan (the “2004 Plan”). The Board of Directors adopted the 2004 Plan on May 21, 2004, subject to its approval by stockholders. The 2004 Plan is intended to replace the DeliaTroph Pharmaceuticals, Inc. Amended and Restated 2001 Stock Plan (the “Prior Plan”), which was not assumed by Halozyme Therapeutics in connection with the March 2004 merger of DeliaTroph Pharmaceuticals, Inc. and Global Yacht Services, Inc. Consequently no awards may be made from the Prior Plan and it has been terminated.
      The Board of Directors believes that Halozyme must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within Halozyme. The Board of Directors expects that the 2004 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability. The proposed 2004 Plan is intended to ensure that Halozyme will continue to have an opportunity to meet these goals.
      The 2004 Plan is also designed to preserve our ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with stock options granted under the 2004 Plan. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options to qualify as “performance-based” within the meaning of Section 162(m), the 2004 Plan limits the sizes of such awards as further described below. By approving the 2004 Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the 2004 Plan, limits on the numbers of shares that could be made subject to certain awards, and the other material terms of the awards described below.

Summary of the 2004 Plan
      The following summary of the 2004 Plan is qualified in its entirety by the specific language of the 2004 Plan, a copy of which is available to any stockholder upon request. A copy of the 2004 Plan is attached to the version of the Proxy Statement filed with the SEC as Appendix C.
      General. The purpose of the 2004 Plan is to advance the interests of Halozyme by providing an incentive program that will enable Halozyme to attract and retain employees, consultants and directors upon whose judgment, interest and efforts our success is dependent and to provide them with an equity interest in the success of Halozyme in order to motivate superior performance. These incentives are provided through the grant of stock options and restricted stock purchase rights.
      Authorized Shares. Ten million (10,000,000) shares of our Common Stock have been reserved for the granting of awards under the 2004 Plan. This ten million share reserve, however, is reduced at any time by the number of shares subject to options under the Prior Plan. As of December 31, 2004, we had reserved 7,168,217 shares of our Common Stock for issuance upon the exercise of options granted under the Prior Plan (collectively the “Prior Awards”). Consequently, as of December 31, 2004, 2,831,783 shares of our Common Stock were reserved for issuance under the 2004 Plan. At December 31, 2004, there were 2,170,000 shares issuable upon exercise of outstanding options under the 2004 Plan. If any Prior Award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if any shares subject to forfeiture or repurchase are forfeited or repurchased by Halozyme, the shares reserved for issuance under the 2004 Plan will increase by the number of shares subject to a Prior Award that expired, lapsed, terminated or were forfeited or repurchased under the Prior Plan. Consequently, the maximum aggregate number of shares which may be granted collectively under the Prior Plan and the 2004 Plan shall equal ten million shares. If any award granted under the 2004 Plan expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Halozyme, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the 2004 Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the 2004 Plan, to the award grant limitations and to all outstanding awards.
      Administration. The 2004 Plan will be administered by the Compensation Committee of the Board of Directors duly appointed to administer the 2004 Plan, or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2004 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The 2004 Plan provides, subject to certain limitations, for indemnification by Halozyme of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2004 Plan. The Committee will interpret the 2004 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2004 Plan or any award.
      Eligibility. Awards may be granted to our employees, directors and consultants or any present or future parent or subsidiary corporations of Halozyme. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of Halozyme or any parent or subsidiary corporation of Halozyme. As of March 1, 2005, we had approximately 24 employees, including 6 executive officers, 6 consultants, and 3 independent directors who would be eligible under the 2004 Plan.
      Stock Options. Each option granted under the 2004 Plan must be evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2004 Plan. The exercise price of each nonstatutory stock option may not be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of grant. The exercise price of each incentive stock option may not be less than the fair market value of a share of Common Stock on the date of grant. However, any stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Halozyme or any parent or subsidiary corporation of Halozyme (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. On March 11, 2005, the closing price of our Common Stock on the American Stock Exchange was $1.77 per share. Subject to appropriate adjustment in the event of any change in the capital structure of Halozyme, no employee may be granted in any fiscal year of Halozyme stock options which in the aggregate are for more than two million (2,000,000) shares, provided however, that we may make an additional one-time grant to any newly-hired employee of a stock option for the purchase of up to an additional one million (1,000,000) shares.
      The 2004 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the stock option, to the extent legally permitted, by tender of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, by such other lawful consideration as approved by the Committee, or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any stock option grant. No stock option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the stock option, including, if permitted or required by Halozyme, through the optionee’s surrender of a portion of the stock option shares to Halozyme.
      Stock options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any stock option granted under the 2004 Plan is ten years, provided that a stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. The Committee will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each stock option.
      Generally, stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee in its sole discretion.
      Restricted Stock Purchase Rights. The Committee may grant restricted stock awards under the 2004 Plan in the form of a restricted stock purchase right which would give a participant an immediate right to purchase Common Stock. The Committee determines the purchase price payable under restricted stock purchase awards, which must be at least equal to eighty-five percent (85%) of the current fair market value of our Common Stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Subject to appropriate adjustment in the event of any change in the capital structure of Halozyme, no employee may be granted in any fiscal year of Halozyme more than one million (1,000,000) shares of restricted stock, provided however, that Halozyme may make an additional one-time grant to any newly-hired employee of a restricted stock award of up to an additional five hundred thousand (500,000) shares.
      Change in Control. The 2004 Plan defines a “Change in Control” of Halozyme as any of the following events upon which the stockholders of Halozyme immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of our voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of Halozyme, its successor or the corporation to which the assets of Halozyme were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which Halozyme is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of Halozyme; or (iv) a liquidation or dissolution of Halozyme. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.
      In the event of a Change in Control and the outstanding stock options are not assumed or replaced, then all unexercisable, unvested or unpaid portions of such outstanding awards will become immediately exercisable, vested and payable in full immediately prior to the date of the Change in Control. In addition, in the event of a Change in Control, the lapsing of all vesting conditions and restrictions on any shares subject to any restricted stock purchase right held by a participant whose service with Halozyme has not terminated prior to the Change in Control shall be accelerated effective as of the date of the Change in Control.
      Any award not assumed, replaced or exercised prior to the Change in Control will terminate. The 2004 Plan authorizes the Committee, in its discretion, to provide for different treatment of any award, as may be specified in such award’s written agreement, which may provide for acceleration of the vesting or settlement of any award, or provide for longer periods of exercisability, upon a Change in Control.
      Termination or Amendment. The 2004 Plan will continue in effect until the first to occur of (i) its termination by the Committee, or (ii) the date on which all shares available for issuance under the 2004 Plan have been issued and all restrictions on such shares under the terms of the 2004 Plan and the agreements evidencing awards granted under the 2004 Plan have lapsed. However, all incentive stock options granted, if at all, must be granted within ten (10) years from the date the 2004 Plan was adopted by the Board. The Committee may terminate or amend the 2004 Plan at any time, provided that no amendment may be made without stockholder approval if the Committee deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which the Common Stock of Halozyme is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.
Summary of U.S. Federal Income Tax Consequences
      The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2004 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
      Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, Halozyme will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by Halozyme for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
      The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
      Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to our right to repurchase them at the original exercise price upon the optionee’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to Halozyme with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. Halozyme generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.
      Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Halozyme generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
New Plan Benefits
      Except as otherwise set forth below, stock options granted under the 2004 Plan will be granted at the discretion of the Board of Directors, and, accordingly, are not yet determinable. Benefits under the 2004 Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, our actual performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently, other than the stock options described below, it is not possible to determine the benefits that might be received by participants under the 2004 Plan. Halozyme has issued stock options to the individuals listed below as follows:

Name and Position	Shares

Jonathan E. Lim, President and Chief Executive Officer	303,422
Gregory I. Frost, Chief Scientific Officer	111,753
David A. Ramsay, Chief Financial Officer	96,745
Mark Wilson, Vice President, Business Development	75,067
Carolyn Rynard, Vice President, Product Development and Manufacturing	75,067
All Current Executive Officers, as a Group	737,121
All Current Directors Who Are not Executive Officers, as a Group (3 Persons)	525,000
All Employees, Excluding Current Executive Officers, as a Group	867,879
Required Vote and Board of Directors Recommendation
      The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve the adoption of the 2004 Plan. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.
      The Board believes that the adoption of the 2004 Stock Plan is in the best interests of Halozyme and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the 2004 Stock Plan.
PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
      The Audit Committee of the Board of Directors of Halozyme has selected Cacciamatta Accountancy Corporation as independent auditors to audit the consolidated financial statements of Halozyme for the fiscal year ending December 31, 2005. Cacciamatta Accountancy Corporation has acted in such capacity since its appointment in fiscal year 2003. A representative of Cacciamatta Accountancy Corporation is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.
      The following table sets forth the aggregate fees billed to Halozyme for the fiscal years ended December 31, 2004, and December 31, 2003, by Cacciamatta Accountancy Corporation:

	Fiscal 2004	Fiscal 2003

Audit Fees(1)	$85,000	$58,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Cacciamatta Accountancy Corporation in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)	All Other Fees consist of fees for products and services other than the services reported above.
      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. The chair of the Audit Committee is also authorized, pursuant to delegated authority, to pre-approve additional services of up to $25,000 per engagement on a case-by-case basis, and such approvals are communicated to the full Audit Committee at its next meeting.
Vote Required and Board of Directors Recommendation
      The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve the appointment of Cacciamatta Accountancy Corporation as our independent auditor for the fiscal year ending December 31, 2005. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.
      The Board of Directors unanimously recommends a vote “FOR” the appointment of Cacciamatta Accountancy Corporation as our independent auditors for the fiscal year ending December 31, 2005.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth, as of March 1, 2005, certain information with respect to the beneficial ownership of our Common Stock by (i) each stockholder known by Halozyme to be the beneficial owner of more than 5% of our Common Stock, (ii) each director and director-nominee of Halozyme, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and executive officers of Halozyme as a group:

	Number of Shares
	Beneficially
Beneficial Owner(1)	Owned(2)	Percent(3)

QVT Fund LP(4)	4,160,000	8.2
527 Madison Avenue, 8th Floor
New York, New York 10022
Elliot Feuerstein(5)	3,561,516	7.2
Gregory I. Frost(6)	3,826,552	7.5
Borgstrom Family(7)	2,710,474	5.4
Jonathan Spanier(8)	2,582,304	5.1
8732 St. Ives Drive
Los Angeles, California 90069
Jonathan E. Lim(9)	2,516,472	4.9
David A. Ramsay(10)	786,679	1.6
Mark Wilson(11)	565,942	1.1
John S. Patton(12)	522,471	1.0
Carolyn Rynard(13)	515,942	1.0
Kenneth J. Kelley(14)	120,833	*
Robert L. Engler(15)	130,833	*

Directors and executive officers as a group (9 persons)(16)	9,501,667	18.6

*	Less than 1%.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise noted, the address for each beneficial owner is: c/o Halozyme Therapeutics, Inc., 11588 Sorrento Valley Rd., Suite 17, San Diego, CA 92121.

(2)	Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants. Certain options granted under the DeliaTroph Pharmaceuticals, Inc. 2001 Stock Plan that were assumed by Halozyme in connection with the March 2004 merger of DeliaTroph Pharmaceuticals, Inc. and Global Yacht Services, Inc. are immediately exercisable, subject to our right to repurchase unvested shares upon termination of employment or other service at a price equal to the option exercise price.

(3)	Calculated on the basis of 49,790,342 shares of Common Stock outstanding as of March 1, 2005, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after March 1, 2005, are deemed to be outstanding for the purpose of calculating that stockholder’s percentage beneficial ownership.

(4)	Based on a Schedule 13G filed by QVT Fund LP with the SEC on October 21, 2004. QVT Financial LP (“QVT Financial”) is the investment manager for QVT Fund LP (the “Fund”), which beneficially owns 4,160,000 shares of Common Stock, which were purchased from Halozyme in an October 2004 private placement. QVT Financial has the power to direct the vote and disposition of the Common Stock held by the Fund. Accordingly, QVT Financial may be deemed to be the beneficial owner of the 4,160,000 shares of Common Stock owned by the Fund. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Fund, may be deemed to beneficially own the same number of shares of Common Stock reported by the Fund. The beneficial ownership amounts set forth in this footnote include 960,000 shares of Common Stock issuable upon exercise of a warrant held by the Fund after April 15, 2005. Each of QVT Financial and QVT Financial GP LLC disclaim beneficial ownership of the 4,160,000 shares of Common Stock owned by the Fund.

(5)	Based on a Schedule 13G filed by Elliot Feuerstein with the SEC on February 11, 2005.

(6)	Includes 884,188 shares subject to warrants and options that may be exercised within 60 days after March 1, 2005, of which 316,098 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2005. See footnote 2 above.

(7)	Based on Halozyme stock records. These are a group of individuals and trusts related to Per Henrik Borgstram, the former chief executive officer of DeliaTroph Pharmaceuticals, Inc.

(8)	Based on a Schedule 13G/ A filed by Jonathan Spanier with the SEC on February 18, 2005 as well as Halozyme stock records. Includes 523,313 warrants to purchase Common Stock. Also includes 474,890 shares of Common Stock and 158,677 warrants to purchase Common Stock held by Jonathan Spanier IRA Account. Also includes 50,000 Shares held by Jonathan Spanier under a custodial account for the benefit of a minor.

(9)	Includes 2,026,975 shares subject to warrants and options that may be exercised within 60 days after March 1, 2005, of which 992,158 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2005. See footnote 2 above.

(10)	Includes 410,269 shares subject to options that may be exercised within 60 days after March 1, 2005, of which 384,950 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2005. See footnote 2 above.

(11)	Includes 515,942 shares subject to options that may be exercised within 60 days after March 1, 2005, of which 257,413 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2005. See footnote 2 above.

(12)	Includes 206,590 shares subject to warrants and options that may be exercised within 60 days after March 1, 2005, as well as 232,830 shares held in the name of the John S. & Jamie S. Patton TTEES F/T Patton Revocable Trust DTD 7/2/97.

(13)	Includes 415,942 shares subject to options that may be exercised within 60 days after March 1, 2005, of which 298,601 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2005. See footnote 2 above.

(14)	Includes 120,833 shares subject to options that may be exercised within 60 days after March 1, 2005.

(15)	Includes 120,833 shares subject to options that may be exercised within 60 days after March 1, 2005.

(16)	Includes 5,217,515 shares subject to warrants and options that may be exercised within 60 days after March 1, 2005 beneficially owned by all executive officers and directors, of which 2,600,414 of these shares would not be vested within 60 days after March 1, 2005, and thus would be subject to repurchase by Halozyme during that period.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
      Upon joining the Board of Directors in 2004, each non-employee director received an option to purchase 150,000 shares of our Common Stock under our 2004 Stock Plan which vests and becomes exercisable monthly over the course of 3 years, provided that the director provides continuous service to Halozyme following the date of grant. Our non-employee directors receive an annual retainer of $5,000 for service on the Board of Directors as well as $5,000 for service on any committee of the Board. Any non-employee director that serves as chairman of a committee receives an additional annual retainer of $5,000. During the 2004 fiscal year, each of our non-employee directors also received an option to purchase 75,000 shares of our Common Stock under our 2004 Stock Plan, one half of which was vested and exercisable on the date of grant, with the remainder vesting over the six months following the grant. Halozyme directors who are also employees of Halozyme did not receive any compensation for their services as members of the Board of Directors.
Executive Compensation
      The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2004 and 2003 by our Chief Executive Officer and our four other most highly compensated executive officers whose salary and bonus for the last fiscal year exceeded $100,000.
SUMMARY COMPENSATION TABLE

					Long Term
					Compensation
					Awards
		Annual Compensation
					Shares
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation	Options	Compensation

Jonathan E. Lim(1)	2004	$158,085	$—	$—	303,422	$—
President and Chief Executive Officer	2003	$66,667	$—	$—	2,471,201	$—
Gregory I. Frost	2004	$153,390	$—	$—	111,753	$—
Chief Scientific Officer	2003	$92,500	$—	$—	1,235,601	$—
David A. Ramsay(2)	2004	$138,935	$—	$—	96,745	$—
Chief Financial Officer	2003	$12,240	$—	$—	741,360	$—
Mark Wilson(3)	2004	$120,225	$—	$—	75,067	$—
Vice President, Business Development	2003	$36,674	$—	$—	494,240	$—
Carolyn Rynard(4)	2004	$120,225	$—	$—	75,067	$—
Vice President, Product Development	2003	$17,660	$—	$—	494,240	$—
and Manufacturing

(1)	Dr. Lim joined Halozyme in May 2003 as President and Chief Executive Officer.

(2)	Mr. Ramsay joined Halozyme in November 2003 as Chief Financial Officer.

(3)	Mr. Wilson joined Halozyme in June 2003 as Vice President, Business Development.

(4)	Ms. Rynard joined Halozyme in October 2003 as Vice President, Product Development and Manufacturing.
Stock Options Granted in Fiscal 2004
      The following table provides the specified information concerning grants of options to purchase our Common Stock made during the fiscal year ended December 31, 2004 to the persons named in the Summary Compensation Table:
OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
						Potential Realized Value
			% of Total			at Assumed Annual Rates
	Number of		Options			of Stock Price
	Shares		Granted to			Appreciation for Option
	Underlying		Employees	Exercise		Term(1)
	Options		in Fiscal	Price per	Expiration
Name	Granted		Year	Share(2)	Date	5%	10%

Jonathan E. Lim	250,000	(3)	11.11%	$2.05	10/13/14	$322,308	$816,793
	53,422	(5)	2.38%	$2.02	12/08/14	$67,866	$171,985
Gregory I. Frost	60,000	(4)	2.67%	$2.05	10/13/14	$77,354	$196,030
	51,753	(5)	2.30%	$2.02	12/08/14	$65,745	$166,612
David A. Ramsay	50,000	(4)	2.22%	$2.05	10/13/14	$64,462	$163,359
	46,745	(5)	2.08%	$2.02	12/08/14	$59,383	$150,489
Mark Wilson	35,000	(4)	1.56%	$2.05	10/13/14	$45,123	$114,351
	40,067	(5)	1.78%	$2.02	12/08/14	$50,900	$128,990
Carolyn Rynard	35,000	(4)	1.56%	$2.05	10/13/14	$45,123	$114,351
	40,067	(5)	1.78%	$2.02	12/08/14	$50,900	$128,990

(1)	Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on SEC rules, and do not represent Halozyme’s estimate or projection of future prices of Halozyme Common Stock. Actual gains, if any, on stock option exercises are dependent on Halozyme’s future performance, overall market conditions and the optionees’ continued employment through the vesting period. Accordingly, the gains reflected in this table may not be achieved.

(2)	All options were granted at market value on the date of grant.

(3)	5% of this option vests monthly beginning February 1, 2007 until January 1, 2008, then 3.33% of the option vests monthly thereafter for each month of Dr. Lim’s continuous employment with Halozyme.

(4)	8.33% of these options vest on February 1, 2008, with 8.33% of the shares vesting monthly thereafter for each month of the optionee’s continuous employment with Halozyme.

(5)	50% of these options vested on December 8, 2004, with 1/96 of the shares vesting monthly thereafter for each month of the optionee’s continuous employment with Halozyme.

Option Exercises and Fiscal 2004 Year-End Values
      The following table provides the specified information concerning exercises of options to purchase our Common Stock in the fiscal year ended December 31, 2004, and unexercised options held as of December 31, 2004, by the persons named in the Summary Compensation Table above. A portion of the shares subject to these options are not yet vested, and thus would be subject to repurchase by Halozyme at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END VALUES

			Number of Shares		Value of Unexercised
	Shares		Underlying Unexercised Options		In-the-Money Options at Fiscal
	Acquired		at Fiscal Year End		Year End(1)
	on	Value
Name	Exercise	Realized	Exercisable(2)	Unexercisable	Exercisable(2)	Unexercisable

Jonathan E. Lim	—	$—	1,005,902	1,512,311	$1,777,144	$2,278,744
Gregory I. Frost	—	$—	508,405	838,949	$858,734	$1,346,595
David A. Ramsay	256,410	$220,512	23,372	558,323	$4,207	$889,467
Mark Wilson	—	$—	205,373	363,934	$339,071	$567,965
Carolyn Rynard	—	$—	164,186	405,121	$264,523	$642,514

(1)	Based on a market value of $2.20 per share, the closing price of our Common Stock on December 31, 2004, as reported by the American Stock Exchange.

(2)	Stock options granted under the 2001 Stock Plan are generally immediately exercisable at the date of grant, but any shares received upon exercise of unvested options are subject to repurchase by Halozyme. Options granted under the 2004 Stock Plan typically vest and become exercisable 1/4 after one year and an additional 1/48 per month thereafter.
Employment Contracts and Termination of Employment and Change-in-Control Arrangements
      We have not entered into employment agreements with any of our employees or officers. Options granted to employees and officers of Halozyme under our 2001 Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity in certain change in control events. Furthermore, if the option is substituted or assumed the unvested portion of the option will become fully vested if the option holder is terminated “without cause”, as defined in the 2001 Stock Plan, or resigns after an “adverse change”, as defined in the 2001 Stock Plan, following certain change in control events. Options granted to employees and officers of Halozyme under our 2004 Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity upon a “Change in Control”, as defined under the 2004 Stock Plan. See “Approval of Halozyme Therapeutics, Inc. 2004 Stock Plan — Summary of the 2004 Stock Plan.”

EQUITY COMPENSATION PLAN INFORMATION
      The following table sets forth information regarding outstanding options and shares reserved for future issuance under our current equity compensation plans as of December 31, 2004:

			Number of Shares
			Remaining Available
			for Future Issuance
	Number of Shares to		under Equity
	Be Issued upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Shares
	Outstanding Options,	Outstanding Options,	Reflected in
	Warrants and Rights	Warrants and Rights	Column(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders(1)	6,405,397	$0.39	—
Equity compensation plans not approved by stockholders(2)	2,295,000	$2.41	661,783
Total	8,700,397	$0.91	661,783

(1)	Represents stock options under the 2001 Stock Plan that were assumed by Halozyme as part of the March 2004 merger between DeliaTroph Pharmaceuticals, Inc. and Global Yacht Services, Inc. The 2001 Stock Plan was approved by the shareholders of DeliaTroph prior to the merger and the former shareholders of DeliaTroph held approximately 90% of the voting stock of Halozyme immediately following the merger. No additional options will be granted under the 2001 Stock Plan and all future options will be granted out of the 2004 Stock Plan. The material features of the 2001 Stock Plan are described below.

(2)	Represents the Halozyme 2004 Stock Plan as well as the grant by Halozyme to a non-executive employee of an option to purchase 125,000 shares of Common Stock at an exercise price of $1.25 per share through a nonstatutory stock option that is not under either the 2001 Stock Plan or the 2004 Stock Plan. This option has a ten year term and vests at the rate of 1/4 of the shares on the first anniversary of the employee’s date of hire and 1/48 of the shares monthly thereafter. The material features of the 2004 Stock Plan are described below.
Material Features of the 2001 Stock Plan
      As of December 31, 2004, we had reserved 7,168,217 shares of our Common Stock for issuance under the 2001 Stock Plan. At December 31, 2004, there were 6,405,397 shares issuable upon exercise of outstanding options under the 2001 Stock Plan, at a weighted average exercise price of $0.39. The 2001 Stock Plan provides for the granting of incentive and nonstatutory stock options to employees with exercise prices equal to the fair market value of our Common Stock on the date of grant. Options granted under the 2001 Stock Plan generally have a 10-year term and vest at the rate of 1/4 of the shares on the first anniversary of the date of grant and 1/48 of the shares monthly thereafter. Options granted to employees and officers of Halozyme under our 2001 Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity in certain change in control events. Furthermore, if the option is substituted or assumed the unvested portion of the option will become fully vested if the option holder is terminated “without cause,” as defined in the 2001 Stock Plan, or resigns after an “adverse change,” as defined in the 2001 Stock Plan, following certain change in control events.
Material Features of the 2004 Stock Plan
      As of December 31, 2004, we had reserved 2,831,783 shares of our Common Stock for issuance under the 2004 Stock Plan. At December 31, 2004, there were 2,170,000 shares issuable upon exercise of outstanding options under the 2004 Stock Plan, at a weighted average exercise price of $2.44. The 2004 Stock Plan provides for the granting of incentive and nonstatutory stock options to employees with exercise prices equal to the fair market value of our Common Stock on the date of grant. Options granted under the 2004 Stock Plan generally have a 10-year term and vest at the rate of 1/4 of the shares on the first anniversary of the date of grant and 1/48 of the shares monthly thereafter. Options granted to employees and officers of Halozyme under our 2004 Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity upon a “Change in Control,” as defined under the 2004 Stock Plan. See “Approval of Halozyme Therapeutics, Inc. 2004 Stock Plan — Summary of the 2004 Stock Plan.”
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      We have entered into indemnification agreements with each of our executive officers and directors containing provisions that may require us, among other things, to indemnify those officers and directors against liabilities that may arise by reasons of their status or service as officers or directors. The agreements also provide for Halozyme to advance to the officers and directors expenses that they expect to incur as a result of any proceeding against them as to which they could be indemnified. We also intend to execute such agreements with our future directors and executive officers.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.
      Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with, except for the following:

(i) On May 21, 2004, the Board of Directors granted stock options to independent director Robert L. Engler. This transaction was not reported on Form 4 within the two-day reporting requirement enacted under the Sarbanes-Oxley Act of 2002, but the transaction was reported on a Form 5 on February 8, 2005;

(ii) On October 13, 2004, the Board of Directors granted stock options to independent directors Robert L. Engler, Kenneth J. Kelley and John S. Patton as well as to executive officers Jonathan E. Lim, Gregory I. Frost, David A. Ramsay, Carolyn Rynard, Don Kennard and Mark Wilson. These transactions were not reported on Form 4’s within the two-day reporting requirement enacted under the Sarbanes-Oxley Act of 2002, but the transactions were reported on Form 5’s on February 8, 2005; and

(iii) On December 8, 2004, the Board of Directors granted stock options to executive officers Jonathan E. Lim, Gregory I. Frost, David A. Ramsay, Carolyn Rynard, Don Kennard and Mark Wilson. These transactions were not reported on Form 4’s within the two-day reporting requirement enacted under the Sarbanes-Oxley Act of 2002, but the transactions were reported on Form 5’s on February 8, 2005.

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee oversees Halozyme’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, Cacciamatta Accountancy Corporation, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.
      The Audit Committee consists of three directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The American Stock Exchange. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.
      The Committee has discussed and reviewed with the auditors all matters required to be disclosed in Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Cacciamatta Accountancy Corporation, with and without management present, to discuss the overall scope of the Cacciamatta Accountancy Corporation audit, the results of its examinations, its evaluations of Halozyme’s internal controls and the overall quality of its financial reporting.
      The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and Halozyme that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.
      Based on the review and discussions referred to above, the committee recommended to the Board of Directors that Halozyme’s audited financial statements be included in Halozyme’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

AUDIT COMMITTEE

Kenneth J. Kelley (Chairman)
Robert L. Engler
John S. Patton

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
      Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2006 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than November 21, 2005. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than November 21, 2005.
TRANSACTION OF OTHER BUSINESS
      At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2005 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

David A. Ramsay

Chief Financial Officer and Secretary
March 21, 2005

APPENDIX A
HALOZYME THERAPEUTICS, INC.
CHARTER OF
THE NOMINATING AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

1.	STATEMENT OF POLICY
      This Charter specifies the scope of the responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Halozyme Therapeutics, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.
      The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) provide oversight in the evaluation of the Board and each committee.

2.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS
      The Committee shall be comprised of two or more directors, each of whom shall satisfy the independence requirements established by the rules of the American Stock Exchange or such other entity as may be applicable to the Company from time to time (the “Listing Standards”), provided that one director who does not meet the independence criteria of the Listing Standards may, subject to the approval of the Board, serve on the Committee pursuant to, and subject to the limitation under, the “exceptional and limited circumstances” exception as provided under the Listing Standards.
      The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.
      A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.
      The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

3.	MEETINGS
      The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.
      The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

A-1

4.	COMMITTEE AUTHORITY AND RESPONSIBILITY
      To fulfill its responsibilities and duties hereunder, the Committee shall:

a. Nominating Functions
      i. Evaluate and select, or recommend to the Board, director nominees for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.
      ii. Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.
      iii. Consider any nominations of director candidates validly made by stockholders.
      iv. Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.
      v. Review and make recommendations to the Board concerning Board and committee compensation.

b. Corporate Governance Functions
      i. Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, the corporate governance principles applicable to the Company. Such principles shall include: director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.
      ii. In consultation with the Audit Committee, consider and present to the Board for adoption a Code of Conduct and Ethics applicable to all employees and directors, which meets the requirements of Item 406 of the SEC’s Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Conduct and Ethics. Review such Code of Conduct and Ethics periodically and recommend such changes to such Code of Conduct and Ethics as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct and Ethics.
      iii. Review, at least annually, the Company’s compliance with the corporate governance listing requirements of the exchange upon which the Company’s stock is listed, and report to the Board regarding the same.
      iv. Assist the Board in developing criteria for the evaluation of Board and committee performance.
      v. Evaluate the Committee’s own performance on an annual basis.
      vi. If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.
      vii. Review and recommend to the Board changes to the Company’s bylaws as needed.
      viii. Make regular reports to the Board regarding the foregoing.
      ix. Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.
      x. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

A-2

APPENDIX B
HALOZYME THERAPEUTICS, INC.
CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

1.	STATEMENT OF POLICY
      This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Halozyme Therapeutics, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.
      The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company’s independent auditor and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (“SEC”).
      The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

2.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS
      The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements established by the rules of the American Stock Exchange or such other entity as may be applicable to the Company from time to time (the “Listing Standards”), provided that one director who does not meet the independence criteria of the Listing Standards, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the “exceptional and limited circumstances” exceptions as provided under the Listing Standards. In addition, the Committee shall not include any member who:

•	has participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three (3) years; or

•	accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board; or

•	is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of the Listing Standards.
      Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities.

      The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board on the recommendation of the Nominating and Corporate Governance Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

3.	MEETINGS
      The Committee shall meet as often as it determines, but not less frequently than quarterly. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

4.	COMMITTEE AUTHORITY AND RESPONSIBILITIES
      To fulfill its responsibilities and duties, the Committee shall:

a. Oversight of the Company’s Independent Auditor
      i. Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.
      ii. Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor.
      iii. Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.
      iv. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee’s responsibilities hereunder and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(x) and (y) above.
      v. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.
      vi. Approve as necessary the termination of the engagement of the independent auditor.
      vii. Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.
      viii. Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were “passed” (as immaterial or otherwise), any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement, any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company, or any other material written communication provided by the independent auditor to the Company’s management.
      ix. Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

b. Review of Financial Reporting, Policies and Processes
      i. Review and discuss with management and the independent auditor the Company’s annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.
      ii. Review and discuss with management and the independent auditor the Company’s quarterly financial statements.
      iii. Review and discuss with management and the independent auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s periodic reports.
      iv. Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including any “pro forma” or adjusted financial information.
      v. Periodically meet separately with management and with the independent auditor.
      vi. Review with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.
      vii. As required by any law or rule promulgated by the SEC or by any relevant Listing Standard, review with management its assessment of the effectiveness and adequacy of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), review with the independent auditor the attestation to and report on the assessment made by management, and consider with management, the internal auditors and the independent auditor whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s attestation.
      viii. To the extent that it deems appropriate, review with management its evaluation of the Company’s procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports (“Disclosure Controls”), and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.
      ix. Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.
      x. Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.
      xi. Review any special audit steps adopted in light of material control deficiencies.

c. Risk Management, Related Party Transactions, Legal Compliance and Ethics
      i. Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.
      ii. Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.
      iii. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.
      iv. In consultation with the Nominating and Corporate Governance Committee, consider and present to the Board for adoption a Code of Conduct and Ethics for all employees and directors, which meets the requirements of Item 406 of the SEC’s Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Conduct and Ethics. Review such Code of Conduct and Ethics periodically and recommend such changes to such Code of Conduct and Ethics as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct and Ethics.
      v. As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company’s Code of Conduct and Ethics, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.
      vi. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.
      vii. Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.
      viii. Regularly report to the Board on the Committee’s activities, recommendations and conclusions.
      ix. Review and reassess the Charter’s adequacy at least annually.

APPENDIX C
HALOZYME THERAPEUTICS, INC.
2004 STOCK PLAN

1.	Establishment, Purpose and Term of Plan.
      a. Establishment. Halozyme Therapeutics, Inc. 2004 Stock Plan (the “Plan”) is hereby established effective as of May 21, 2004.
      b. Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.
      c. Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

2.	Definitions and Construction.
      a. Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

i. “Award” means an Option or Stock Purchase Right granted under the Plan.

ii. “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

iii. “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

iv. “Committee” means the compensation committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

v. “Company” means Halozyme Therapeutics, Inc., a Nevada corporation, or any successor corporation thereto.

vi. “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

vii. “Director” means a member of the Board or of the board of directors of any other Participating Company.

viii. “Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Participating Company Group because of the sickness or injury of the Participant.

ix. “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

x. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

xi. “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(a) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(b) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

xii. “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

xiii. “Insider” means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

xiv. “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

xv. “Officer” means any person designated by the Board as an officer of the Company.

xvi. “Option” means a right granted under Section 6 to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

xvii. “Option Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Option granted to the Participant and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of “Notice of Grant of Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

xviii. “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

xix. “Participant” means any eligible person who has been granted one or more Awards.

xx. “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

xxi. “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

xxii. “Prior Plan Options” means any option granted by the Company which is subject to vesting or repurchase by the Company, including specifically, all such options granted pursuant to the Deliatroph Pharmaceuticals, Inc. (dba Hyalozyme Therapeutics, Inc.) Amended and Restated 2001 Stock Plan which is outstanding on or after the Effective Date.

xxiii. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

xxiv. “Securities Act” means the Securities Act of 1933, as amended.

xxv. “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Option Agreement or Stock Purchase Agreement. Except as otherwise provided by the Board, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

xxvi. “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

xxvii. “Stock Purchase Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Stock Purchase Right granted to the Participant and any shares acquired upon the exercise thereof. A Stock Purchase Agreement may consist of a form of “Notice of Grant of Stock Purchase Right” and a form of “Stock Purchase Agreement” incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

xxviii. “Stock Purchase Right” means a right granted under Section 7 to purchase Stock pursuant to the terms and conditions of the Plan.

xxix. “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

xxx. “Ten Percent Shareholder” means a person who, at the time an Award is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power (as defined in Section 194.5 of the California Corporations Code) of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

      b. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	Administration.
      a. Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.
      b. Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee or Consultant, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each Option shall be not less than the minimum amount required by Section 6.1, and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.
      c. Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

i. to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

ii. to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

iii. to determine the Fair Market Value of shares of Stock or other property;

iv. to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Award, (ii) the method of payment for shares purchased upon the exercise of the Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Award or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan;

v. to approve one or more forms of Option Agreement and Stock Purchase Agreement;

vi. to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof;

vii. to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant’s termination of Service;

viii. to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

ix. to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement or Stock Purchase Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

      d. Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
      e. Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).
      f. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	Shares Subject to Plan.
      a. Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Ten Million (10,000,000), reduced at any time by the number of shares subject to the Prior Plan Options. Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If any outstanding Award, including any Prior Plan Options, for any reason, expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase, including any Prior Plan Options, are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award, including any Prior Plan Options, or such forfeited or repurchased shares of Stock shall again be available for grant under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than Ten Million (10,000,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the “ISO Share Limit”). Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations (“Section 260.140.45”), the total number of shares of Stock issuable upon the exercise of all outstanding Awards (together with options outstanding under any other stock plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the shareholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.
      b. Adjustments for Changes in Capital Structure. Subject to any required action by the shareholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the

Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Limit set forth in Section 4.1, and in the exercise price per share of any outstanding Options in order to prevent dilution or enlargement of Optionees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

5.	Eligibility and Option Limitations.
      a. Persons Eligible for Awards. Awards may be granted only to Employees, Consultants, and Directors. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
      b. Option Grant Restrictions. An Incentive Stock Option may be granted only to a person who is an Employee on the effective date of grant of the Option to such person. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.
      c. Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.
      d. Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).
      i. Options. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options which in the aggregate are for more than Two Million (2,000,000) shares of Stock, provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of an Option to purchase up to an additional One Million (1,000,000) shares of Stock. An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.
      ii. Stock Purchase Rights. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Stock Purchase Rights which in the aggregate are for more than One Million (1,000,000) shares of Stock, provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of a Stock Purchase Right to purchase up to an additional Five Hundred Thousand (500,000) shares of Stock. A Stock Purchase Right which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.

6.	Terms and Conditions of Options.
      Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
      a. Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Shareholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
      b. Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) with the exception of an Option granted to an Officer, a Director or a Consultant, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Participant’s continued Service. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
      c. Payment of Exercise Price.

i. Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

ii. Limitations on Forms of Consideration.

(a) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(b) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

      d. Effect of Termination of Service.

i. Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 6.4 and thereafter shall terminate:

(a) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(b) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Participant’s termination of Service.

(c) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service with the Participating Company Group is terminated for Cause, as defined by the Participant’s Option Agreement or contract of employment or service (or, if not defined in any of the foregoing, as defined below), the Option shall terminate and cease to be exercisable immediately upon such termination of Service. Unless otherwise defined by the Participant’s Option Agreement or contract of employment or service, for purposes of this Section 6.4(a)(iii) “Cause” shall mean any of the following: (1) the Participant’s theft, dishonesty, or falsification of any Participating Company documents or records; (2) the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information; (3) any action by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (4) the Participant’s failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (6) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(d) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the

Participant at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

ii. Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 11 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

iii. Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing other than termination for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.
      e. Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations, Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.	Terms and Conditions of Stock Purchase Rights.
      Stock Purchase Rights shall be evidenced by Stock Purchase Agreements, specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Stock Purchase Right or purported Stock Purchase Right shall be a valid and binding obligation of the Company unless evidenced by a fully executed Stock Purchase Agreement. Stock Purchase Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

a. Purchase Price. The purchase price under each Stock Purchase Right shall be established by the Board; provided, however, that (a) the purchase price per share shall be at least eighty-five percent (85%) of the Fair Market Value of a share of Stock either on the effective date of grant of the Stock Purchase Right or on the date on which the purchase is consummated and (b) the purchase price per share under a Stock Purchase Right granted to a Ten Percent Shareholder shall be at least one hundred percent (100%) of the Fair Market Value of a share of Stock either on the effective date of grant of the Stock Purchase Right or on the date on which the purchase is consummated.

b. Purchase Period. A Stock Purchase Right shall be exercisable within a period established by the Board, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right.

c. Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (a) in cash, by check, or cash equivalent, (b) in the form of the Participant’s past service rendered to a Participating Company or for its benefit having a value not less than the aggregate purchase price of the shares being acquired, (c) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (d) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard form of Stock Purchase

Agreement described in Section 8, or by other means, grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

d. Vesting and Restrictions on Transfer. Shares issued pursuant to any Stock Purchase Right may or may not be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria (the “Vesting Conditions”) as shall be established by the Board and set forth in the Stock Purchase Agreement evidencing such Award. During any period (the “Restriction Period”) in which shares acquired pursuant to a Stock Purchase Right remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 9.1, or as provided in Section 7.5. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

e. Effect of Termination of Service. Unless otherwise provided by the Board in the grant of a Stock Purchase Right and set forth in the Stock Purchase Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service; provided, however, that with the exception of shares acquired pursuant to a Stock Purchase Right by an Officer, a Director or a Consultant, the Company’s repurchase option must lapse at the rate of at least twenty percent (20%) of the shares per year over the period of five (5) years from the effective date of grant of the Stock Purchase Right (without regard to the date on which the Stock Purchase Right was exercised) and the repurchase option must be exercised, if at all, for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days following the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

f. Nontransferability of Stock Purchase Rights. Rights to acquire shares of Stock pursuant to a Stock Purchase Right may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

8.	Standard Forms of Agreements.
      a. Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.
      b. Stock Purchase Agreement. Unless otherwise provided by the Board at the time the Stock Purchase Right is granted, a Stock Purchase Right shall be subject to the terms and conditions set forth in the form of Stock Purchase Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.
      c. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of agreement described in this Section 8 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of agreement are not inconsistent with the terms of the Plan.

9.	Change in Control.
      a. Definitions.

i. An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

ii. A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 9.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
      b. Effect of Change in Control on Options.

i. Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary, the Board, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and shares acquired upon the exercise of such Options.

ii. Assumption of Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiror’s stock. In the event that the Acquiror elects not to assume or substitute for outstanding Options in connection with a Change in Control, the exercisability and vesting of each such outstanding Option held by a Participant whose Service has not terminated prior to such date shall be accelerated, effective as of the date ten (10) days prior to the date of the Change in Control. Any Options which are neither assumed by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Option except as otherwise provided in such Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 9.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

iii. Cash-Out of Options. The Board may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option (the “Spread”). In the event such determination is made by the Board, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options as soon as practicable following the date of the Change in Control.
      c. Effect of Change in Control on Stock Purchase Right. In the event of a Change in Control, the Acquiror, may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Stock Purchase Rights or substitute for outstanding Stock Purchase Rights substantially equivalent purchase rights for the Acquiror’s stock. Any Stock Purchase Rights which are neither assumed or substituted for by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of a Stock Purchase Right prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Stock Purchase Agreement evidencing such Stock Purchase Right except as otherwise provided in such Stock Purchase Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Stock Purchase Rights immediately prior to an Ownership Change Event described in Section 9.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Stock Purchase Rights shall not terminate unless the Board otherwise provides in its discretion.
      d. Federal Excise Tax Under Section 4999 of the Code.

i. Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

ii. Determination by Independent Accountants. To aid the Participant in making any election called for under Section 9.4(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 9.4(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 9.4(b).

10.	Tax Withholding.
      a. Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Option Agreement or Stock Purchase Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
      b. Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

11.	Compliance with Securities Law.
      The grant of Awards and the issuance of shares of Stock upon exercise of Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Awards may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Award be in effect with respect to the shares issuable upon exercise of the Award or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

12.	Termination or Amendment of Plan.
      The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

13.	Miscellaneous Provisions.
      a. Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the

Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
      b. Provision of Information. At least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Participant and purchaser of shares of Stock upon the exercise of an Award. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information. Furthermore, the Company shall deliver to each Participant such disclosures as are required in accordance with Rule 701 under the Securities Act.
      c. Shareholder Approval. The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Authorized Shares”) shall be approved by a majority of the outstanding securities of the Company entitled to vote within twelve (12) months before or after the date of adoption thereof by the Board. Awards granted prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of security holder approval of the Plan or such increase in the Authorized Shares, as the case may be.

HALOZYME THERAPEUTICS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 21, 2005

     The undersigned hereby appoints Jonathan E. Lim and David A. Ramsay, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Halozyme Therapeutics, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the San Diego Marriott Hotel, 11966 El Camino Real, San Diego 92130, on Thursday, April 21, 2005, at 10:00 a.m. local time and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the Board of Directors.

     YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage prepaid if mailed in the United States.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☑

Whether or not you plan to attend the meeting in person, you are urged to sign and promptly mail this proxy in the return envelope so that your stock may be represented at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS:

		For All	Withhold All	Exceptions
		☐	☐	☐
1.	To elect Kenneth J. Kelley and Jonathan E. Lim as Class I Directors, to hold office until the 2008 Annual Meeting of Stockholders.

To elect John S. Patton as a Class II Director, to hold office until the 2006 Annual Meeting of Stockholders.

To elect Robert L. Engler and Gregory I. Frost as Class III Directors, to hold office until the 2007 Annual Meeting of Stockholders.

(Instruction: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write the name of the nominee(s) that you do not wish to vote for on the line(s) below the “Exemptions” box.)

		For	Against	Abstain			For	Against	Abstain
2.	To approve our 2004 Stock Plan and to reserve an aggregate of 10,000,000 shares of our Common Stock for issuance under our existing 2001 Stock Plan and the 2004 Stock Plan.	☐	☐	☐	3.	To ratify the appointment of Cacciamatta Accountancy Corporation as our independent auditors for the fiscal year ending December 31, 2005.	☐	☐	☐

Please sign below, exactly as name or names appear on this proxy. If the stock is registered in the names of two or more persons (Joint Holders), each should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give printed name and full title. If more than one trustee, all should sign.

Stockholder Signature	Date	Joint Holder Signature (if applicable)	Date

2